UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2021

QUANTUM FINTECH ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40009	85-3286402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4221 W. Boy Scout Blvd.,

Suite 300

Tampa, FL 33607

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 257-9366

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one redeemable Warrant	QFTA.U	The New York Stock Exchange
Common Stock, par value $0.0001 per share	QFTA	The New York Stock Exchange
Warrants, each warrant exercisable for one-half of one share of Common Stock at an exercise price of $11.50	QFTA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry Into a Material Definitive Agreement.

Merger Agreement

On November 4, 2021, Quantum FinTech Acquisition Corporation (the “Company”), a Delaware corporation, entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, TradeStation Group, Inc., a Florida corporation (“TradeStation”), and TSG Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of TradeStation (“Merger Sub”). The Merger Agreement was unanimously approved by the Company’s board of directors. If the Merger Agreement is approved by the Company’s stockholders, and the transactions contemplated by the Merger Agreement are consummated, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of TradeStation (the “Business Combination”).

Prior to the closing of the Business Combination (the “Closing”), TradeStation will undergo a pre-closing reorganization which will result in there being 163,898,232 shares of common stock of TradeStation (“TradeStation Common Stock”) issued and outstanding, all held by Monex Group, Inc. (“Monex”), the sole shareholder of TradeStation. At the Closing, Monex will retain 129,750,000 shares of TradeStation Common Stock and deliver 34,148,232 shares of TradeStation Common Stock to an escrow agent (the “Monex Earn Out Shares”). The Monex Earn Out Shares will be released to Monex upon certain milestones (based on the achievement of certain price targets of TradeStation Common Stock following the Closing). In the event such milestones are not met within five years of the Closing, the Monex Earn Out Shares will be automatically released to TradeStation for cancellation. In addition, at the Closing, certain Sponsors (as defined below) will deliver to the escrow agent an aggregate of 798,894 shares of TradeStation Common Stock that such Sponsors would otherwise receive as consideration in the Merger (the “Sponsor Earn Out Shares,” and together with the Monex Earn Out Shares, the “Earn Out Shares”). The Sponsor Earn Out Shares will be subject to the same milestones as the Monex Earn Out Shares. In the event such milestones are not met within five years of the Closing, the Sponsor Earn Out Shares will be automatically released to TradeStation for cancellation.

In connection with the Closing, (i) each share of the Company’s common stock (“Company Common Stock”) that (x) is held by Quantum Ventures LLC and Chardan Quantum LLC and the Company’s directors and officers (collectively, the “Sponsors”) after taking into effect the forfeitures described below or (y) was acquired pursuant to the Subscription Agreements (as further described below), will be converted into one share of TradeStation Common Stock, (ii) each share of Company Common Stock (other than the shares referred to in clause (i)) that is outstanding and has not been redeemed will be converted into a number of shares of TradeStation Common Stock equal to (A) the sum of (1) the number of public shares outstanding for which holders have not elected redemption as of immediately prior to the Closing and (2) 750,000 divided by (B) the number of public shares outstanding for which holders have not elected redemption immediately prior to the Closing.

Each outstanding warrant to purchase Company Common Stock (“Company Warrant”) will become a warrant to purchase TradeStation Common Stock, with each such warrant exercisable for the number of shares of TradeStation Common Stock the holder of the Company Warrant would have received in the Merger if it exercised the Company Warrant immediately prior to the Merger.

Conditions to Closing

The Closing is subject to certain customary conditions, including, among other things, (i) approval by the Company’s stockholders of the Merger Agreement, (ii) the effectiveness of a registration statement on Form S-4 by TradeStation relating to the Business Combination and containing a proxy statement of the Company and (iii) the approval for listing on The New York Stock Exchange of the shares of TradeStation Common Stock to be issued in the Merger. In addition, the Closing is subject to the condition that the Company has at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Representations, Warranties and Covenants

The parties to the Merger Agreement have made representations, warranties and covenants that are customary for transactions of this nature.

Termination

The Merger Agreement may be terminated by either TradeStation or the Company under certain circumstances, including, among others, (i) by written consent of both the Company and TradeStation, (ii) by either TradeStation or the Company if the Closing has not occurred on or before the 270th day following the date of the Merger Agreement, (iii) by either TradeStation or the Company if the other party has materially breached their respective representations or covenants under the Merger Agreement and has not timely cured such breach, (iv) by TradeStation if the Company has held a stockholder meeting to approve the Business Combination and approval of the Business Combination has not been obtained by the requisite number of stockholders of the Company and (v) by the Company if (x) the consent from Monex (in its capacity as TradeStation’s sole shareholder) approving the adoption of TradeStation’s amended and restated articles of incorporation and the bylaws (the “A&R Charter and Bylaws”), and (y) the consent of TradeStation (in its capacity as Merger Sub’s sole stockholder) approving the Business Combination and related transactions, have not been obtained within three business days from the date of the Merger Agreement.

The Merger Agreement contains representations, warranties and covenants that the parties to the Merger Agreement made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company, TradeStation or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement (other than as expressly provided for in the Merger Agreement), may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Subscription Agreements

Additionally, the Company and TradeStation entered into subscription agreements (collectively, the “Subscription Agreements”), each dated as of November 4, 2021, with certain investors (collectively, the “PIPE Investors”) pursuant to which, among other things, the Company agreed to issue and sell, in private placements to close immediately prior to the Closing, an aggregate of 11,500,000 shares of the Company’s common stock for $10.00 per share (the “Company PIPE Shares”), including 5,000,000 shares to Monex. The PIPE Investment will be consummated substantially concurrently with the Closing, subject to the terms and conditions contemplated by the Subscription Agreements. The Company PIPE Shares will be converted in the Merger into an equal number of shares of TradeStation Common Stock.

Subject to limitations described below, in the event that the Adjustment Period VWAP (as defined below) is less than $10.00 per share of TradeStation Common Stock (as adjusted for any stock split, reverse stock split or similar adjustment following the Closing), each PIPE Investor, other than Monex, shall be entitled to receive from TradeStation a number of additional shares of TradeStation Common Stock equal to the product of (x) the number of Company PIPE Shares, excluding any Incentive Shares (as defined below) issued to such PIPE Investor at the Closing that such PIPE Investor holds through the Measurement Date (as defined below), multiplied by (y) a fraction, (A) the numerator of which is $10.00 (as adjusted for any stock split, reverse stock split or similar adjustment following the Closing) minus the Adjustment Period VWAP, and (B) the denominator of which is the Adjustment Period VWAP (such additional shares, the “Additional Shares”).

If (i) at any time from the Closing through the Measurement Date, a PIPE Investor transfers the TradeStation Common Stock into which the Company PIPE Shares are converted, other than ordinary course of business pledges as part of prime brokerage or other similar financing arrangements permitted under the Subscription Agreements; or (ii) at any time from the Closing through the Measurement Date, the PIPE Investor or any person or entity acting on its behalf, at its direction or pursuant to any understanding with the PIPE Investor, directly or indirectly engages in any transaction in breach of the prohibition in the Subscription Agreement on “short sales”, the PIPE Investor will automatically forfeit the Additional Shares.

For purposes of the Subscription Agreements: (i) the “Adjustment Period VWAP” means the higher of (x) the lower of (A) the average of the VWAP of a share of TradeStation Common Stock, determined for each of the successive 60 Trading Days of the Adjustment Period (as defined below) and (B) the average of the VWAP of a share of TradeStation Common Stock determined for each of the successive 10 Trading Days ending on and including the last day of the Adjustment Period and (y) $6.50 (as adjusted for any stock split, reverse stock split or similar adjustment following the Closing); (ii) the “Adjustment Period” means the 60 Trading Day period beginning on and including the Resale Shelf Effectiveness Date (as defined below); (iii) the “Measurement Date” means the last day of the Adjustment Period; (iv) “Trading Day” means any day on which (A) there is no VWAP Market Disruption Event (as defined below); and (B) trading in the Common Stock generally occurs on the applicable stock exchange on which the Company Shares are then listed (the “Stock Exchange”), or, if the TradeStation Common Stock is not then listed on the Stock Exchange, on the principal other market on which the TradeStation Common Stock is then traded. If the TradeStation Common Stock is not so listed or traded, then “Trading Day” means a business day; (v) “VWAP Market Disruption Event” means, with respect to any date, (A) the failure by the Stock Exchange, or, if the TradeStation Common Stock is not then listed on the Stock Exchange, the principal other market on which the TradeStation Common Stock is then traded, to open for trading during its regular trading session on such date; or (B) the occurrence or existence, for more than a one half hour period in the aggregate, of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the TradeStation Common Stock or in any options contracts or futures contracts relating to the TradeStation Common Stock, and such suspension or limitation occurs or exists at any time before 1:00 p.m., New York City time, on such date; (vi) “VWAP” means, for any Trading Day, the per share volume weighted average price of the TradeStation Common Stock as displayed under the heading “Bloomberg VWAP” on the applicable Bloomberg page (or, if such page is not available, its equivalent successor page) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or, if such volume weighted average price is unavailable, the market value of one share of TradeStation Common Stock on such Trading Day, determined, using a volume weighted average price method, by a nationally recognized independent investment banking firm selected by the Company); and (vii) “Resale Shelf Effectiveness Date” means the date on which the resale registration statement registering the resale of the Company PIPE Shares is declared effective by the SEC. The VWAP will be determined without regard to after-hours trading or any other trading outside of the regular trading session.

Monex will participate in the PIPE Investment and has agreed to purchase 5,000,000 Company PIPE Shares pursuant to a Subscription Agreement on substantially the same terms and conditions as the other PIPE Investors; provided that it will not be entitled to receive any Additional Shares.

The Company will issue to any PIPE Investor, other than Monex, whose aggregate subscription amount for Company PIPE Shares is equal to or greater than $5 million, an additional number of Company PIPE Shares equal to 10.0% of such aggregate subscribed-for Committed Shares for no additional consideration (the “Incentive Shares”). No PIPE Investor will be entitled to receive any Additional Shares in respect of the Incentive Shares.

The issuance or sale of the shares of the Company’s common stock in connection with the Subscription Agreements has not been registered under the Securities Act of 1933, as amended (the “Securities Act”). TradeStation will assume upon Closing the Company’s obligation to file, within 15 calendar days of Closing (the “Filing Deadline”), a registration statement registering the resale of such common stock and will use commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) forty-five (45) calendar days (or ninety (90) calendar days if the SEC notifies the Company that it will “review” the registration statement) following the Filing Deadline and (ii) the third (3rd) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review.

Sponsor Support Agreement

In connection with the Company’s entrance into the Merger Agreement, it also entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”) with TradeStation, Monex and the Sponsors, pursuant to which, among other things, the Sponsors will agree to vote any of the shares of Company Common Stock held by them in favor of the Business Combination and not to redeem any such shares at the special meeting of stockholders to be held in connection with the Business Combination. In addition, the Sponsors agreed not to transfer (i) their TradeStation Common Stock following the Closing, subject to certain exceptions, until the earlier of (A) (1) in the case of Quantum Ventures LLC, 12 months from Closing and (2) in the case of the Company’s directors and officers, 6 months from Closing and (B) subsequent to the Closing, the date on which the last reported sale price of TradeStation Common Stock exceeds $12.50 per share for 20 out of any 30 consecutive trading days and (ii) their TradeStation warrants following the Closing, subject to certain exceptions, until the earlier of (A) 30 days from Closing and (B) February 4, 2022.

In addition, certain of the Sponsors have agreed pursuant to the Support Agreement to forfeit 1,610,554 shares of Company Common Stock.

TradeStation Support Agreement

In connection with the Company’s entry into the Merger Agreement, the Company, TradeStation and Monex entered into a Company Support Agreement (the “TradeStation Support Agreement”), pursuant to which TradeStation agreed, among other things, to deliver a written consent approving the Business Combination and related transactions in its capacity as the sole stockholder of Merger Sub and Monex agreed, among other things, to approve TradeStation’s adoption of the A&R Charter and Bylaws in its capacity as the sole shareholder of TradeStation. In addition, Monex agreed not to transfer its TradeStation Common Stock following the closing, excluding the shares it will acquire in the PIPE Investment and subject to certain exceptions, until (i) for one-third of such TradeStation Common Stock, the earlier of (A) one year from Closing and (B) subsequent to the Closing, the date on which the last reported sale price of TradeStation Common Stock equals or exceeds $12.50 per share for 20 out of any 30 consecutive trading days, (ii) for one-third of such TradeStation Common Stock, the earlier of (A) two years from Closing and (B) subsequent to the Closing, the date on which the last reported sale price of TradeStation Common Stock equals or exceeds $15.00 per share for 20 out of any 30 consecutive trading days and (iii) for one-third of such TradeStation Common Stock, the earlier of (A) three years from Closing and (B) subsequent to the Closing, the date on which the last reported sale price of TradeStation Common Stock equals or exceeds $17.50 per share for 20 out of any 30 consecutive trading days.

Item 3.03. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The Company Common Stock that may be issued in connection with the Subscription Agreements will not be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01. Regulation FD Disclosure.

On November 4, 2021, the Company and TradeStation issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Attached as Exhibit 99.2 hereto and incorporated by reference herein is the investor presentation, dated November 2021, (the “Investor Presentation”) which has been used by the Company and TradeStation with respect to the Business Combination.

On November 4, 2021, the Company and TradeStation posted on the Company’s website and on TradeStation’s website an investor presentation webcast regarding the transaction, hosted by the management of the Company and TradeStation. A copy of the script of the investor presentation webcast is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3.

 Additional Information and Where to Find It

In connection with the proposed Business Combination, TradeStation intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC with respect to TradeStation’s securities to be issued to the Company’s stockholders in connection with the proposed Business Combination, and Quantum intends to file a preliminary prospectus with the SEC to be used at the meeting of Quantum stockholders to approve the proposed Business Combination. After the Registration Statement has been declared effective, the Company will mail a definitive proxy statement, which will include a prospectus relating to the offer and sale of TradeStation Common Stock, and other relevant documents to its stockholders as of the record date established for voting on the proposed Business Combination. Company stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and any amendments thereto and the definitive proxy statement/prospectus in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed Business Combination (the “Special Meeting”), because these documents will contain important information about the Company, TradeStation and the proposed Business Combination. When available, the definitive proxy statement/ prospectus will be mailed to Company stockholders as of a record date to be established for voting on the Business Combination and the other matters to be voted upon at the Special Meeting.

The Company’s stockholders may also obtain a copy of the proxy statement/prospectus, once available, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Quantum FinTech Acquisition Corporation, 4221 W. Boy Scout Blvd., Suite 300, Tampa, FL 33607, Attention: Investor Relations or by email at IR@qftacorp.com.

Participants in Solicitation

The Company, TradeStation, and their respective directors and officers and certain investors may be deemed participants in the solicitation of proxies of the Company stockholders in connection with the proposed Business Combination. Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s registration statement on Form S-1 (File No. 333-252226), which was declared effective by the SEC on February 4, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Company stockholders in connection with the proposed Business Combination and other matters to be voted upon at its Special Meeting will be set forth in the proxy statement/prospectus for the proposed Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination will be included in the Registration Statement.

Forward-Looking Statements

This Current Report on Form 8-K contains, and certain oral statements made by representatives of the Company and TradeStation and their respective affiliates from time to time may contain, a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this Current Report on Form 8-K or such oral statements, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, without limitation, information concerning TradeStation’s or the Company’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, TradeStation’s and the Company’s expectations with respect to the future performance of the combined company, including whether this proposed Business Combination will generate returns for stockholders, the anticipated addressable market for the combined company, the satisfaction of the closing conditions to the Business Combination, and the timing of the completion of the Business Combination.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside TradeStation’s or the Company’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed Business Combination contemplated thereby; (b) the inability to complete the proposed Business Combination, including due to the failure to obtain the requisite approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (c) the ability to meet the New York Stock Exchange’s listing standards following the consummation of the proposed Business Combination; (d) the failure of PIPE Investors to fund their commitments upon the closing of the proposed Business Combination; (e) the risk that the proposed Business Combination disrupts current plans and operations of TradeStation or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (f) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth, maintain relationships with customers and suppliers and retain its management and key employees; (g) costs related to the proposed Business Combination; (h) changes in applicable laws or regulations, including legal or regulatory developments which could result in the need for the Company to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of the Company’s securities and the attractiveness of the Business Combination to investors; (i) the possibility that TradeStation or the combined company may be adversely affected by other economic, business and/or competitive factors; and (j) other risks and uncertainties to be identified in the Registration Statement/proxy statement relating to the Business Combination, when available, and in other documents filed or to be filed with the SEC by the Company and TradeStation and available at the SEC’s website at www.sec.gov.

The Company and TradeStation caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, neither the Company nor TradeStation undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release, other than pursuant to applicable law.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K also shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

No Assurances

There can be no assurance that the proposed Business Combination will be completed, nor can there be any assurance, if the proposed Business Combination is completed, that the potential benefits of combining the companies will be realized.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Joint Press Release dated November 4, 2021.

99.2	Investor Presentation dated November 2021.

99.3	Investor Presentation Webcast Script dated November 4, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FINTECH ACQUISITION CORPORATION

	By:	/s/ John Schaible
		Name:	John Schaible
		Title:	Chief Executive Officer

Dated: November 4, 2021